                                                                 EXHIBIT 10.6.1

                               SECURITY AGREEMENT

       SECURITY AGREEMENT (this "Agreement"), dated as of March 10, 1997, between VOICE POWERED TECHNOLOGY INTERNATIONAL, INC., a California corporation (the "Debtor"), and FRANKLIN ELECTRONIC PUBLISHERS, INC., a Pennsylvania corporation (the "Secured Party").

                                  WITNESSETH:

       WHEREAS, the Secured Party and the Debtor have entered into a Letter of Intent dated February 25, 1997, (the "Letter of Intent");

       WHEREAS, pursuant to the Letter of Intent, the Secured Party has made a $500,000 loan to the Debtor and the Debtor has issued a Promissory Note (the "Note") of even date herewith to the Secured Party; and

       WHEREAS, in order to induce the Secured Party to make the loan described in the Note and to secure the Debtor's performance and payment under the Note, the Debtor has agreed to execute this Agreement.

       NOW THEREFORE, the parties hereto agree as follows:

       1. Security Interest. As collateral security for the prompt and complete payment and performance when due of its obligations under the Note and the prompt performance and observance of all the covenants contained therein and in this Agreement, the Debtor hereby grants to the Secured Party a continuing security interest in and lien on all of the Debtor's right, title and interest in, to and under all of the Debtor's assets (collectively, the "Collateral"), including all accessions to the Collateral, substitutions and replacements thereof, now owned or existing and hereafter acquired, created or arising, and all products and proceeds thereof (including, without limitation, claims of the Debtor against third parties for loss or damage to or destruction of any Collateral), including, without limitation, all of the Debtor's right, title and interest in, to and under, the following:

               (a) all equipment in all of its forms, wherever located, now or hereafter existing, including, but not limited to, all fixtures and all parts thereof and all accessions thereto;

               (b) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials, work in process and finished products, intended for sale or lease or to be furnished under contracts of service in the ordinary course of business, of every kind and description; (ii) goods in which the Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Debtor has an interest or right as consignee); and (iii) goods which are returned to or repossessed by the Debtor, and all accessions thereto and products thereof and documents (including, without limitation, all warehouse receipts, negotiable documents, bills of lading and other title documents) therefor;

                 (c) all accounts, contract rights, chattel paper, instruments, letters of credit, deposit accounts, insurance policies, general intangibles (including, without limitation, all pension reversions, tax refunds, and intellectual property) and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, letters of credit, deposit accounts, insurance policies, general intangibles or other obligations;

                 (d) all original works of authorship fixed in any tangible medium of expression, all mask works fixed in a chip product, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Debtor, and all extensions or renewals thereof;

                 (e) all letters patent, design and plant patents, utility models, industrial designs, interior certificates and statutory invention registrations of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Debtor, and all reissues, continuations, continuations-in-part, tern restorations or extensions thereof;

                 (f) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Debtor, and all reissues, extensions or renewals thereof;

                 (g) all other goods and personal property, whether tangible or intangible, or whether now owned or hereafter acquired and wherever located; and

                 (h) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (g) of this paragraph 1) and, to the extent not otherwise included, all (i) payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) money and cash.

       2. Representations and Warranties. The Debtor hereby represents and warrants that:

                 (a) Except for the security interest granted pursuant to this Agreement and as set forth on Schedule A hereto, the Debtor is the sole owner of the Collateral, having good and valid title thereto, free and clear of any and all liens and encumbrances.

                 (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby to be performed by the Debtor have been duly and validly authorized by the Board of Directors of the Debtor and no other corporate proceedings on the part of the Debtor are necessary to authorize this Agreement or to consummate the transactions so contemplated. The Debtor has all corporate power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof; and, this Agreement is the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms.

                 (c) No consent, approval, authorization or notification of, or declaration, filing or registration with, any governmental entity is required on behalf of or on the part of the Debtor in connection with the execution, delivery, or performance of this Agreement and the consummation of the transactions contemplated hereby by the Debtor. Neither the execution and delivery of this Agreement by the Debtor nor the consummation of the transactions hereby contemplated to be performed by the Debtor will (i) constitute any violation or breach of the Certificate of Incorporation or By-Laws of the Debtor, (ii) violate, or constitute a default under, or permit the termination or acceleration of the maturity of, any indebtedness for borrowed money of the Debtor, (iii) violate, or constitute a default under, or permit the termination of, any license, contract, lease or other instrument to which the Debtor is a party or by which the Debtor or any of its properties is subject or by which any of them is bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation, governmental license or permit, to which the Debtor or any of its properties is subject or by which any of them is bound.

                 (d) Schedule B hereto sets forth the location(s) where the books and accounts of the Debtor are maintained and where the Collateral is used, stored or located.

         3. Covenants.  The Debtor hereby covenants as follows:

                 (a) The Debtor shall pay all expenses and reimburse the Secured Party for any expenditure, including reasonable attorneys' fees, including attorneys' fees incurred in any appellate or insolvency proceedings, in connection with the Secured Party's exercise of its rights and remedies herein or contained in the Note.

                 (b) The Debtor shall execute and deliver, or cause to be executed and delivered, to the Secured Party those documents and agreements, including without limitation, Uniform Commercial Code financing statements, and shall take or cause to be taken those actions that the Secured Party may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the Note.

                 (c) Except as set forth on Schedule A hereto, the Debtor shall not assign, convey, sell, mortgage, pledge, hypothecate, transfer, encumber or otherwise dispose of, or grant a security interest in, the Collateral or any interest therein, or enter into an agreement to do so, without the prior written consent of the Secured Party.

                 (d) The Debtor will not change its name, identity or organizational structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (as hereinafter defined), or any other then applicable provision of the UCC unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading. Except as set forth on Schedule B hereto, the Debtor will not change its principal place of business or remove its records from such place unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have taken such action as is necessary to cause the security interest of the Secured Party in the Collateral to continue to be perfected. The Collateral shall not be used, stored or located at any location except such locations as are specified in Schedule B hereto without the prior written consent of the Secured Party.

         4. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral securing the Debtor's obligations under the Note and shall (a) remain in full force and effect until the payment in full of the Debtor's obligations under and pursuant to the terms of the Note, (b) be binding upon the Debtor and its successors and assigns and
(c) inure to the benefit of the Secured Party and its successors, transferees and assigns. Upon the termination of the security interest created hereby pursuant to clause (a) above, the Secured Party shall, at the Debtor's request and expense, deliver to the Debtor a release of all security interests granted by the Debtor to the Secured Party pursuant to this Agreement.

         5.      Realization Upon Collateral.   If the Debtor shall fail to
perform any of its obligations under the Note when due (an "Event of Default"), the Secured Party shall have all of the rights of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey (the "UCC"), including, without limitation, the right to sell the Collateral at public or private sale for cash or credit and on such terms as the Secured Party deems reasonable. The Secured Party shall apply the proceeds of any realization on the whole or any part of the Collateral after deducting all of its reasonable expenses and costs incurred in collection and realization (including, without limitation, reasonable counsel's fees and expenses) to the payment of the Debtor's obligations under the Note; the balance, if any, of such proceeds shall be paid to Debtor.

         6.      The Secured Party's Appointment as Attorney-in-Fact.

                 (a) The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement.

                 (b) The Secured Party agrees that, except upon the occurrence and during the continuation of an Event of Default and until any necessary consents have been obtained, it will forbear from exercising the power of attorney or any rights granted to the Secured Party pursuant to this
Section 6. The Debtor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Note is paid in full.

                 (c) The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for its own gross negligence or willful misconduct.

       7. Severability and Enforceability. If any of the provisions of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or provisions to persons or circumstances other than those to whom or which it is held invalid or unenforceable, shall not be affected thereby and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

       8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of law. Any action or proceedings to enforce or arising out of this Agreement may be commenced in any court of the State of New Jersey or in the United States District Court for the District of New Jersey. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       9. Notices. (a) All notices or other communications to be given pursuant to this Agreement shall be in writing and shall be deemed sufficiently given on (i) the day on which delivered personally or by telecopy (with prompt confirmation by mail) during a business day to the appropriate location listed as the address below,
(ii) three business days after the posting thereof by United States registered or certified first class mail, return receipt requested with postage and fees prepaid, or (iii) one business day after deposit thereof for overnight delivery. Such notices or other communications shall be addressed respectively:

         As to the Debtor:        Voice Powered Technology,
                                  International, Inc.
                                  15260 Ventura Boulevard
                                  Suite 2200
                                  Sherman Oaks, California 91403
                                  Attention:       Mr. Mitchell Rubin
                                                   Vice President
                                  Telecopy No.: (818) 905-0564

         with a copy to:          Cox, Castle & Nicholson LLP
                                  2049 Century Park East, 28th Floor
                                  Los Angeles, California 90067
                                  Attention: Samuel Gruenbaum, Esq.
                                  Telecopy No.: (310) 277-7889

         As to the Secured Party: Franklin Electronic Publishers, Inc.
                                  One Franklin Plaza
                                  Burlington, New Jersey 08016-4907
                                  Attention:       Mr. Gregory J. Winsky
                                                   Senior Vice President
                                  Telecopy No.: (609) 387-0082

         with a copy to:          Rosenman & Colin LLP
                                  575 Madison Avenue
                                  New York, New York 10022
                                  Attn: Edward H. Cohen, Esq.
                                  Telecopy No.: (212) 940-8776

or to any other address or telecopy number which such party may have subsequently communicated to the other parties in writing.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         11. Captions. The captions in this Agreement are for convenience only, and in no way limit or amplify the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this document as of the date first above written.


                                       FRANKIN ELECTRONIC
                                         PUBLISHERS, INC.

                                       By: /s/ [SIGNATURE]
                                          ------------------------------
                                          Name: [NAME]
                                          Title: SR. VP.

                                       VOICE POWERED TECHNOLOGY
                                         INTERNATIONAL, INC.


                                       By: /s/ [SIGNATURE]
                                          ------------------------------
                                          Name: [NAME]
                                          Title: VICE PRES.

                                                                    Schedule A


                                Permitted Liens

See the liens on the Debtor's property described in the attached financing statements in favor of (i) Crown Credit Company, (ii) VPT/KBK Acceptance Corporation, and (iii) Telogy, Inc.

                                                                    SCHEDULE B


                  LOCATION OF BOOKS AND RECORDS AND COLLATERAL

I.     LOCATION OF BOOKS AND RECORDS

         (a)    CORPORATE OFFICES THROUGH MARCH 31, 1997:
                15260 VENTURA BOULEVARD, SUITE 2200
                SHERMAN OAKS, CALIFORNIA 91403
                PHONE:   818-905-0950
                FAX:     818-905-0564

         (b)    CORPORATE OFFICES EFFECTIVE APRIL 1, 1997:
                18425 BURBANK BOULEVARD, SUITE 506-508 TARZANA, CALIFORNIA 91356

II.    LOCATION OF INVENTORY AND OTHER COLLATERAL

         (a)    SERVICE CENTER
                20816 PLUMMER STREET
                CHATSWORTH, CALIFORNIA 91311

         (b)    WAREHOUSE - U.S.
                MOULTON DATA
                11949 SHERMAN ROAD
                NORTH HOLLYWOOD, CALIFORNIA 91605

         (c)    WAREHOUSE - EUROPE
                PRECISION FULFILLNENT SERVICES
                PROOSDIJSTRAAT 15, 6191 AH BEEK (I)
                POSTBUS 1661, 6201
                BR MAASTRICHT, HOLLAND

This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

-----------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR       LAST NAME FIRST IF AN INDIVIDUAL:                                       1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
-----------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                    1C.  CITY, STATE                                     1D.  ZIP CODE
        15280 VENTURA BLVD. SUITE 2200                          SHERMAN OAKS, CA                                       91403
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR  (IF ANY)         LAST NAME FIRST--IF AN INDIVIDUAL                2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-----------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                    2C.  CITY, STATE                                     2D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A.  FEDERAL TAX NUMBER

===================================================================================================================================
4.  SECURED PARTY                                                                        4A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME    TELEOGY, INC.
        MAILING ADDRESS         38885 BOHANNON DRIVE                                      94-3033646
        CITY    MENLO PARKN           STATE    CA                   ZIP CODE  94025
-----------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME
        MAILING ADDRESS
        CITY                         STATE                         ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

ITEM
 (1)    CROWN MODEL 30WRTL-150 WALKIE PALLET TRUCK                      NEW
        3000 LBS. CAPACITY, 24 VOLT ELECTRICAL SYSTEM
        S/N:   1A133099
 (2)    TROJAN 12-85-13 BATTERY INDUSTRIAL TYPE                         NEW
        510 AH LEAD ACID
        S/N:   34805
 (3)    HOBART 540B1-12R/350C CHARGER INDUSTRIAL TYPE                   NEW
        320 SINGLE PHASE
        S/N:   29??69

        EQUIPMENT BEING FINANCED FOR 36 MONTHLY PAYMENTS.
-----------------------------------------------------------------------------------------------------------------------------------
                                                         7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
                                                              INSTRUCTION ITEM:      (illegible)                              5.00
7.  CHECK     [X]      7A.       PRODUCTS OF COLLATERAL
    IF APPLICABLE           [X] ARE ALSO COVERED               [   ] (1)     [   ] (2)     [   ] (3)     [   ] (4)
-----------------------------------------------------------------------------------------------------------------------------------
8.  CHECK     [X]
    IF APPLICABLE           [   ]   DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC 1.2105.????
-----------------------------------------------------------------------------------------------------------------------------------
9.                                          DATE                C       10  THIS SPACE FOR USE OF FILING OFFICER
        [SIG]                                                   O       (DATE, TIME, FILE NUMBER AND FILING OFFICER)
                                           5/5/93               D
SIGNATURE(S) OF DEBTOR(S)                                       E
---------------------------------------------------------------

        VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                                                                1
???????? NAME(S) OF DEBTOR(S)
--------------------------------------------------------------- 2

        [SIG]
                                                                3
SIGNATURE(S) OF ??????? ?????
--------------------------------------------------------------- 4
                BARRY BOHMAN - FINANCE COORDINATOR
                CROWN CREDIT COMPANY
                                                                5
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                           93180708
--------------------------------------------------------------- 6                       FILED
??? Return copy to:                                                              SACRAMENTO, CALIF.
                                                                                     1993 SEP. 3
                                                                7                   MARCH FONG EU

NAME:           DATA FTIS SERVICES, INC.                        8
ADDRESS:        P.O. BOX 275
CITY:           VAN NUYS
STATE:          CA                                              9
ZIP CODE:       91408-0275
                                                                0

-----------------------------------------------------------------------------------------------------------------------------------
                           FORM UCC ????
                           APPROVED BY THE SECRETARY OF STATE

                                                        STATE OF CALIFORNIA
        This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to section 9403 of the California Uniform Commercial Code.
-----------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR       LAST NAME FIRST IF AN INDIVIDUAL:                                       1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.                                                  95-3977501
-----------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS   (Additional addresses of Debtor set forth     1C.  CITY, STATE                            1D.  ZIP CODE
                        on Exhibit A attached hereto)
        15260 Ventura Boulevard, Suite 2200                               Sherman Oaks, CA                             91403
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR  (IF ANY)         LAST NAME FIRST--IF AN INDIVIDUAL                2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-----------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                        2C.  CITY, STATE                                     2D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A.  FEDERAL TAX NUMBER

===================================================================================================================================
4.  SECURED PARTY                                                                        4A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME               VPT/KBK ACCEPTANCE CORPORATION
        MAILING ADDRESS    P.O. BOX 1117
        CITY               Fort Worth           STATE  Texas       ZIP CODE  76101
-----------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME
        MAILING ADDRESS
        CITY                                    STATE              ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

ALL ACCOUNTS AND INVENTORY NOW OWNED OR EXISTING AS WELL AS ANY AND ALL THAT MAY HEREAFTER ARISE OR BE ACQUIRED BY DEBTOR, AND ALL
THE PROCEEDS AND PRODUCTS THEREOF, AND ALL RETURNED OR REPOSSESSED GOODS ARISING FROM OR RELATING TO ANY SUCH ACCOUNTS, OR OTHER
PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF INVENTORY, ALL CONTRACTS, CONTRACT RIGHTS, NOTES, DRAFTS, ACCEPTANCES, DOCUMENTS,
INSTRUMENTS, GENERAL INTANGIBLES AND CHATTEL PAPER.

                                                          COUNTER RECEIPT

-----------------------------------------------------------------------------------------------------------------------------------
7.  CHECK         [ X ]     7A. [ X ] PRODUCTS OF COLLATERAL      7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE                     ARE ALSO COVERED                 INSTRUCTION ITEM:
                                                                      [   ] (1)     [   ] (2)     [   ] (3)     [   ] (4)
-----------------------------------------------------------------------------------------------------------------------------------
8.  CHECK         [ X ]
    IF APPLICABLE               [   ]   DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC 1.2105.
-----------------------------------------------------------------------------------------------------------------------------------
9.                                  DATE    August 14, 1996     C       10.  THIS SPACE FOR USE OF FILING OFFICER
        [SIG]                                                   O       (DATE, TIME, FILE NUMBER AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                                       D
--------------------------------------------------------------- E

        VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.                            9623361031
                                                                1
NAME(S) OF DEBTOR(S)
--------------------------------------------------------------- 2

        [SIG]
                                                                3
SIGNATURE(S) OF SECURED PARTY(IES)                                                    FILED
--------------------------------------------------------------- 4                 SACRAMENTO, CA
                                                                               AUG 20, 1996 AT 1406
        VPT/KBK ACCEPTANCE CORPORATION
                                                                5                  BILL JONES
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                                     SECRETARY OF STATE
--------------------------------------------------------------- 6
Return copy to:

NAME:                   P6-0000-058-2                           7
ADDRESS:   CALIFORNIA LENDERS' & ATTORNEYS' SERVICES
CITY:             1000 G STREET, SUITE 225                      8
STATE:     SACRAMENTO, CALIFORNIA 95814  (916) 447-6237
ZIP CODE:  TOLL FREE IN CALIFORNIA ONLY: (800) 952-5696
                                                                9
                 Account Number    1779
                                -----------     =============== 0

FILING OFFICER COPY                          FORM UCC:

Approved by the Secretary of State
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      846515-41

This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code

-----------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR       LAST NAME FIRST IF AN INDIVIDUAL:                                       1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
-----------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                    1C.  CITY, STATE                                     1D.  ZIP CODE
        15280 VENTURA BLVD. SUITE 2200                          SHERMAN OAKS, CA                                       91403
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR  (IF ANY)         LAST NAME FIRST--IF AN INDIVIDUAL                2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-----------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                    2C.  CITY, STATE                                     2D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A.  FEDERAL TAX NUMBER

===================================================================================================================================
4.  SECURED PARTY                                                                        4A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME    TELEOGY, INC.
        MAILING ADDRESS          3885 BOHANNON DRIVE                                      94-3033646
        CITY    MENLO PARK            STATE    CA                   ZIP CODE  94025
-----------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND ???? NO.
        NAME
        MAILING ADDRESS
        CITY                         STATE                         ZIP CODE
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6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

Qty 1 - HP 85024A High Freq. Probe 3GHZ s/n 2801A05624 "Together with all attachments and replacements thereof provided under lease accomodations by Telogy, Inc. This financing statement is filed in connection with a lease of goods between the Secured Party as Lessor, and the Debtor as Lessee." RA# 282038-001 "Together with all attachments and replacements thereof provided under lease accomodations by Telogy, Inc. This financing statement is filed in connection with a lease of goods between the Secured Party as
Lessor, and the Debtor as Lessee." RA # 282038

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                                                         7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
                                                              INSTRUCTION 5 ??? ITEM:                                         5.00
7.  CHECK     [X]       7A.       PRODUCTS OF COLLATERAL
    IF APPLICABLE           [   ] ARE ALSO COVERED              [   ] (1)     [   ] (2)     [   ] (3)     [   ] (4)
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8.  CHECK     [X]
    IF APPLICABLE           [   ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC 1.2105.????
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9.                                          DATE                C       10  THIS SPACE FOR USE OF FILING OFFICER
        [SIG]                                                   O       (DATE, TIME, FILE NUMBER
                                                                D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                                       E
---------------------------------------------------------------
                             ATTORNEY-IN-FACT                                9627460960

        VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                                                                1
???????? NAME(S) OF DEBTOR(S)
--------------------------------------------------------------- 2
                                                                                         FILED
        [SIG]                                                                      SACRAMENTO, CA
                                                                3               SEP 26, 1996 AT 0800
SIGNATURE(S) OF ??????? ?????
--------------------------------------------------------------- 4                    BILL JONES
                BARRY BONMAN - FINANCE COORDINATOR                                SCRETARY OF STATE
                CROWN CREDIT COMPANY
                                                                5
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
--------------------------------------------------------------- 6
??? Return copy to:

                                                                7

NAME:           DATA FILM SERVICES, INC.                        8
ADDRESS:        P.O. BOX 275
CITY:           VAN NUYS
STATE:          CA                                              9
ZIP CODE:       91408-0275
                                                                0

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                           FORM UCC ????
                           APPROVED BY THE SECRETARY OF STATE
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